UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ANDINA ACQUISITION CORP. III

(Name of Registrant as Specified In Its Charter)

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ANDINA ACQUISITION CORP. III

Calle 113 #7-45 Torre B, Oficina 1012

Bogotá, Colombia

To the Shareholders of Andina Acquisition Corp. III:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Andina Acquisition Corp. III, which we refer to as “we”, “us”, “our”, “Andina” or the “Company”, to be held at 10:00 a.m. Eastern Daylight Time on October 28, 2020. The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/andinaacquisition/2020 and enter the 12 digit control number included on your proxy card. You may register for the meeting as early as 9:00 a.m. Eastern time on October 23, 2020. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the meeting, as described in this proxy statement. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus (COVID-19). The virtual meeting format allows attendance from any location in the world. The meeting may solely be attended virtually online via the Internet and that the physical location of the meeting for the purposes of the Amended and Restated Memorandum and Articles of Association of the Company is 13621 Deering Bay Drive, Coral Gables, FL 33158.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on October 27, 2020. Even if you plan to attend the Special Meeting in person online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated       , 2020, and is first being mailed to shareholders of the Company on or about , 2020. The purpose of the Special Meeting is solely to consider and vote upon the following proposals:

●	a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020), to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”); and

●	a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “Proposals”).

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination. While we are currently in discussions regarding various business combination opportunities and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with our prospective target but our board of directors (the “Board”) currently believes that there will not be sufficient time before October 31, 2020 to enter into a definitive agreement for a business combination or before December 31, 2020 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our shareholders have the opportunity to participate in our future investment. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed initial business combination.

Holders (“public shareholders”) of our ordinary shares (“public shares”) issued in our initial public offering (“IPO”) may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the trust account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.24 at the time of the Special Meeting. The closing price of the Company’s ordinary shares on September 28, 2020 was $10.24. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension is not approved and we do not consummate an initial business combination by October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a business combination by October 31, 2020), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares (the “Ordinary Shares”) entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. The affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on September 28, 2020 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business may be transacted at the Special Meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

, 2020	By Order of the Board of Directors

Julio Torres
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote in person online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the Special Meeting by obtaining a proxy from your brokerage firm or bank.

ANDINA ACQUISITION CORP. III

Calle 113 #7-45 Torre B, Oficina 1012

Bogotá, Colombia

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2020

To the Shareholders of Andina Acquisition Corp. III:

The extraordinary general meeting (the “Special Meeting”) of shareholders of Andina Acquisition Corp. III (“we,” “us,” “our,” “Andina” or the “Company”) will be held at 10:00 a.m. Eastern Daylight Time on October 28, 2020 as a virtual meeting. The Special Meeting will be held solely for the following purposes, as more fully described in the proxy statement accompanying this notice:

●	a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) (such date or later date, as applicable, the “Extension Date”) by amending the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”); and

●	a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

The Extension Amendment Proposal is essential to the overall implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination. In the event that the Company enters into a definitive agreement for a business combination prior to the Special Meeting, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares (the “Ordinary Shares”) entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. The affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Holders (“public shareholders”) of our ordinary shares (“public shares”) issued in our initial public offering (“IPO”) may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension is not approved and we do not consummate an initial business combination by October 31, 2020 (or December 31, 2020 if a definitive agreement is executed for our initial business combination), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the trust account.

Our Board has fixed the close of business on September 28, 2020 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 9,591,904 Ordinary Shares outstanding, including 6,496,904 public shares.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated      , 2020, is first being mailed to shareholders on or about      , 2020.

Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

, 2020	By Order of the Board of Directors

Julio Torres
Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

ANDINA ACQUISITION CORP. III

Calle 113 # 7-45 Torre B

Bogotá, Colombia

PROXY STATEMENT

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON OCTOBER 28, 2020

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Andina Acquisition Corp. III (the “Company”), for use at the extraordinary general meeting (the “Special Meeting”) to be held on October 28, 2020 at 10:00 a.m., local time, as a virtual meeting, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company incorporated as a Cayman Islands exempted company on July 29, 2016, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On January 31, 2019, we consummated our IPO of 10,800,000 units (“IPO”), which included a partial exercise by the underwriters of their over-allotment option, from which we derived gross proceeds of $108,000,000. Simultaneously with the closing of our IPO, we consummated the sale of 395,000 private units to certain initial shareholders, including the underwriters, at a price of $10.00 per unit, generating gross proceeds of $3,950,000. A total of $108,000,000 was placed in the trust account. Like most blank check companies, our amended and restated articles of association (“Amended and Restated Memorandum and Articles of Association”) originally provided for the return of our IPO proceeds held in trust to the holders (“public shareholders”) of the Company’s ordinary shares (the “Ordinary Shares”) sold in our IPO (“public shares”) if there is no qualifying business combination(s) consummated on or before a certain date (in our case within 18 months from the closing of the IPO, which date was July 31, 2020). On July 29, 2020, we held a special meeting of shareholders pursuant to which our shareholders approved extending the date by which we had to complete a Business Combination from July 31, 2020 to October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a Business Combination by October 31, 2020). In connection with the approval of the extension, our shareholders elected to redeem an aggregate of 4,303,096 Ordinary Shares. As a result, an aggregate of $44,063,656 (or approximately $10.24 per share) was released from the Trust Account to pay such shareholders. Our Board believes that it is in the best interests of the shareholders to continue our existence until January 31, 2021 (or April 30, 2021 if the we have executed a definitive agreement for a business combination by January 31, 2021) (such date or later date, as applicable, the “Extended Date”) in order to allow us more time to complete our initial business combination.

1

What is being voted on?	You are being asked to vote on:

a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by October 31, 2020) by amending the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”); and a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “Proposals”).

The Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Why is the Company proposing the Extension Amendment Proposal?	Our Amended and Restated Memorandum and Articles of Association originally provided for the return of our IPO proceeds held in the trust account to the public shareholders if there is no qualifying business combination(s) consummated with 18 months of the closing of the IPO, which date was July 31, 2020. On July 29, 2020, we held a special meeting of shareholders pursuant to which our shareholders approved extending the date by which we had to complete a Business Combination from July 31, 2020 to October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a Business Combination by October 31, 2020). As explained below, we will not be able to enter into the definitive agreement for an initial business combination by October 31, 2020 or complete an initial business combination by December 31, 2020 and therefore, we are asking for an extension of this timeframe. Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021).

While we are currently in discussions regarding business combination opportunities and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets but do not expect to be able to execute such agreement by October 31, 2020 or, consummate such an initial business combination by December 31, 2020 even if we execute such agreement by October 31, 2020. Because we may not be able to complete an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete an initial business combination.

2

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses ), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 6,008,694 of our public shares) following the completion of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account following the completion of the Extension and the amount remaining in the trust account may be only a small fraction of the approximately $66.54 million that was in the trust account as of September 28, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders should have an opportunity to evaluate an initial business combination if the Company is able to successfully negotiate and enter into a definitive agreement with respect to such a transaction. Given our expenditure of time, effort and money on the potential initial business combinations with the targets we have identified, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under our Amended and Restated Memorandum and Articles of Association.

Accordingly, the Board is proposing the Extension Amendment Proposal to extend the date by which we must consummate an initial business combination from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021). The Extension would give the Company the opportunity to complete an initial business combination.

3

In connection with the shareholder vote on the Extension Amendment Proposal, public shareholders may elect to redeem all of their public shares for the Per-Share Redemption Price, subject to the limitations set forth in our Amended and Restated Memorandum and Articles of Association, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal.

What are the conditions to completing the Extension?

In order to complete the Extension, the Extension Amendment Proposal must be approved by the shareholders of the Company. In addition, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 6,008,694 of our public shares) following the completion of the Extension. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board may decide to abandon the Extension before it is implemented and without any further action by our shareholders.

Why should I vote “FOR” the Adjournment Proposal?	In order to complete the Extension, shareholders must approve the Extension Amendment Proposal. The Adjournment Proposal, if adopted by shareholders, will enable the Company to adjourn the Special Meeting to a later date or dates to permit further solicitation of shareholders to approve the Extension Amendment Proposal to enable the Company to complete the Extension.

What vote is required to adopt the Extension Amendment Proposal?	Pursuant to our Amended and Restated Memorandum and Articles of Association, the affirmative vote of the holders of at least two-thirds of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

What vote is required to adopt the Adjournment Proposal?	Pursuant to our Amended and Restated Memorandum and Articles of Association, approval of the Adjournment Proposal requires the affirmative vote of the holders of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

How do the Company insiders intend to vote their shares?	All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 32.3% of our issued and outstanding Ordinary Shares (the “Insider Shares”). Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

4

What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association provides that we will have until October 31, 2020 (or December 31, 2020 if we enter into a definitive agreement for our initial business combination by October 31, 2020) to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to US$100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the trust account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Election.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $66.54 million that was in the trust account as of September 28, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

5

What happens to the Company warrants and rights if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved and the Extension is completed, we will continue to attempt to consummate an initial business combination until the Extended Date. The warrants and rights will remain outstanding in accordance with their terms.

Who can vote at the Special Meeting?	Only holders of record of our Ordinary Shares at the close of business on September 28, 2020 (the “record date”), are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 9,591,904 Ordinary Shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record and these proxy materials, including a proxy card, were sent to you directly by the Company. As a shareholder of record, you may vote in person online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Those instructions are contained in a “voting instruction form.” You are also invited to attend the Special Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What is a quorum requirement?

A quorum is necessary to hold a valid general meeting of shareholders. The holders of a majority of the outstanding Ordinary Shares in person online or by proxy shall be a quorum for the transaction of business at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting in accordance with our Amended and Restated Memorandum and Articles of Association. As of the record date for the Special Meeting, 4,795,953 Ordinary Shares would be required to achieve a quorum.

How do I vote?

If you are a holder of record of Ordinary Shares, you may vote in person online at the Special Meeting, via the Internet, if available, or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person online if you have already voted by proxy.

If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Whether or not you plan to attend the Special Meeting in person online, we urge you to vote by proxy to ensure your vote is counted.

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What is the proxy?	The vote by proxy via the Internet, if available, and the vote by proxy card each enables you to appoint Julio Torres and Mauricio Orellana, as your representatives at the Special Meeting. By voting by proxy via the Internet or completing and returning the proxy card, you are authorizing these persons to vote your shares at the Special Meeting in accordance with your instructions. This way your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended you vote by proxy via the Internet or complete and return your proxy card before the Special Meeting date just in case your plans change.

How do I change or revoke my vote?

You may revoke your proxy and change your vote at any time before the final vote on each Proposal at the Special Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Special Meeting will be counted) by signing and returning a new proxy card or voting instruction form with a letter date, or by attending the Special Meeting if you are a shareholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia a written notice of revocation so that it is received by our Secretary prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must have available at the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Proposals is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

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How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the “Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares. In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Special Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?	Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 2,700,000 Insider Shares (the initial 2,875,000 were purchased for $25,000; however, 175,000 Insider Shares were forfeited by our initial shareholders in connection with the partial exercise of the underwriters’ over-allotment option in the IPO) and (ii) 395,000 private units (purchased for approximately $3.95 million), all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal— Interests of our Initial Shareholders, Directors and Officers”.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali its customary fee. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers call (203) 658-9400

Email: ANDA.infor@morrowsodali.com

You may also contact us at:

Andina Acquisition Corp. III Calle 113 # 7-45 Torre B Oficina 1012 Bogotá, Colombia

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on July 29, 2016 and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our initial business combination. We have generated no operating revenues to date and we will not generate operating revenues until we consummate our initial business combination.

Since our IPO, we have concentrated our efforts on identifying a prospective target business in the Americas. While we have explored target businesses throughout the Americas that our management team finds attractive, our management teams most extensive experience is with companies in Latin America. Our geographic target also includes North America, which historically has maintained close trade and financial links to Latin America, and which continues to show strong economic performance. We believe that our management team’s successful experiences with Andina I and Andina II, as well as the composition of our team including our underwriters, positions us well to target companies across the Americas.

There are currently 9,591,904 Ordinary Shares issued and outstanding. We also issued warrants to purchase 10,800,000 Ordinary Shares as part of the units issued in our IPO. Such warrants are exercisable for one Ordinary Share at $11.50 per share and become exercisable upon the completion of an initial business combination. Such warrants are redeemable at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Ordinary Shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. Such warrants will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation. We also issued rights to purchase 1,080,000 Ordinary Shares as part of the units issued in our IPO. Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if a holder of such right converted all ordinary shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the IPO. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary shares basis and each holder of rights will be required to affirmatively covert its rights in order to receive 1/10 of an ordinary share underlying each right (without paying additional consideration). The ordinary shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

Simultaneously with the consummation of the IPO, our initial shareholders, including the underwriter in the IPO, purchased an aggregate of 395,000 private placement units at a price of $10.00 per unit in a private placement, including, the underwriters partial exercise of the over-allotment option. Each private placement unit (the “Placement Units”) entitles its holder to purchase one Ordinary Share, one right, and one warrant. If we do not complete a business combination within the applicable time period, the Placement Units will expire worthless. The Placement Units are non-redeemable and exercisable on a cashless basis so long as they are held by the initial shareholders or its permitted transferees. The initial shareholders and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after an initial Business Combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of an initial Business Combination, or earlier, in either case, if, subsequent to an initial Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

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A total of $108,000,000, (or $10.00 per unit sold in our IPO) comprised of the proceeds from the IPO (including the over-allotment units) and the proceeds of the sale of the Placement Units, was placed in the trust account maintained by Continental, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the trust account as described below.

The amount of proceeds not deposited in the trust account was approximately $3,234,903 at the closing of our IPO, to pay for IPO related costs. In addition, interest income on the funds held in the trust account may be released to us to pay our tax obligations. On July 29, 2020, we held a special meeting of shareholders pursuant to which our shareholders approved extending the date by which we had to complete a Business Combination from July 31, 2020 to October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a Business Combination by October 31, 2020). In connection with the approval of the extension, our shareholders elected to redeem an aggregate of 4,303,096 Ordinary Shares. As a result, an aggregate of $44,063,656 (or approximately $10.24 per share) was released from the Trust Account to pay such shareholders.

As of September 28, 2020, approximately $66.54 million was in the trust account. The mailing address of the Company’s principal executive office is Calle 113 # 7-45 Torre B, Oficina 1012, Bogotá, Colombia.

We are currently in discussions to complete a business combination that will qualify as an initial business combination under our Amended and Restated Memorandum and Articles of Association. In the event that the Company enters into a definitive agreement for a business combination prior to the Special Meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

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THE EXTRAORDINARY GENERAL MEETING

We are furnishing this Proxy Statement to you, as a shareholder of Andina Acquisition Corp. III, as part of our solicitation of proxies by our Board for use at our Special Meeting to be held on October 28, 2020, as a virtual meeting, or any adjournment(s) or postponement(s) thereof.

All shareholders as of the record date, or their duly appointed proxies, may attend the special meeting, which will be a completely virtual meeting. The Special Meeting will only be conducted via live webcast. If you were a shareholder as of the close of business on September 28, 2020, you may attend the Special Meeting. As a registered shareholder, you received a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

Shareholders can pre-register to attend the virtual meeting as early as 10:00 a.m. Eastern time on October 23, 2020. To pre-register, visit https://www.cstproxy.com/andinaacquisition/2020 and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the special meeting.

To attend online and participate in the special meeting, you will need to visit https://www.cstproxy.com/andinaacquisition/2020 and enter the 12 digit control number provided on your proxy card, regardless of whether you pre-registered.

Shareholders will have multiple opportunities to submit questions to Andina for the special meeting. Stockholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Stockholders also may submit questions live during the meeting. Questions pertinent to special meeting matters may be recognized and answered during the special meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for special meeting matters. In addition, we will offer live technical support for all stockholders attending the special meeting.

If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 (877) 770-3647, or 1 (312) 780-0854 outside of the U.S. and Canada, and entering the pin number 89083483 when prompted. You will not be able to vote or submit questions through the listen-only format.

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting of the Company’s shareholders will be held at 10:00 a.m. Eastern Daylight Time on October 28, 2020 as a virtual meeting. You are cordially invited to attend the Special Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:

1.	The Extension Amendment Proposal; and
2.	The Adjournment Proposal.

Record Date, Voting and Quorum

You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Ordinary Shares at the close of business on September 28, 2020, the record date for the Special Meeting.

There are currently 9,591,904 Ordinary Shares issued and outstanding. You will have one vote per proposal for each Ordinary Share you owned at that time. The Company warrants and rights do not carry voting rights.

The holders of a majority of the outstanding Ordinary Shares in person online or by proxy shall be a quorum for the transaction of business at the Special Meeting.

Votes Required

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

The affirmative vote of not less than a majority of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Voting

You can vote your shares at the Special Meeting in person online or by proxy.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must do one of the following:

●	Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided; or
●	Internet voting, if available

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If you do one of the above, you will designate each of Julio Torres and Mauricio Orellana to act as your proxies at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them via the Internet or on the proxy card with respect to the Proposals. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Special Meeting.

Alternatively, you can vote your shares in person online at the Special Meeting. You will be given instructions during the Special Meeting.

A special note for those who plan to attend the Special Meeting and vote in person online: if your shares are held in the name of a broker, bank or other nominee, you must have available a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal and the Adjournment Proposal. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact Morrow Sodali.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction form from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

You may revoke your proxy and change your vote at any time before the final vote on each Proposal at the Special Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Special Meeting will be counted) by signing and returning a new proxy card or voting instruction form with a letter date, or by attending the Special Meeting virtually and voting online, if you are a shareholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia a written notice of revocation so that it is received by our Secretary prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must have available at the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Morrow Sodali to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow Sodali at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers call (203) 658-9400

Email: ANDA.infor@morrowsodali.com

The Company has agreed to pay Morrow Sodali its customary fees and expenses, for its services in connection with the Special Meeting.

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PROPOSALS TO BE VOTED ON BY SHAREHOLDERS

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021) (such date or later date, as applicable, the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a business combination by October 31, 2020), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to US$100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus and the Amended and Restated Memorandum and Articles of Association originally provided that the Company must consummate an initial business combination within 18 months of the Company’s IPO, which date was July 31, 2020. On July 29, 2020, the Company held a special meeting of shareholders pursuant to which its shareholders approved extending the date by which the Company had to complete a Business Combination from July 31, 2020 to October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a Business Combination by October 31, 2020). While we are currently in discussions regarding business combination opportunities, and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with our prospective target but our Board currently believes that there will not be sufficient time before October 31, 2020 to enter into a definitive agreement for an initial business combination or before December 31, 2020 to complete an initial business combination even if the Company has executed a definitive agreement by October 31, 2020. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of at least two-thirds of the Ordinary Shares entitled to vote which are present (in person online or by proxy) at the Special Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal of at least two-thirds of the outstanding Ordinary Shares on the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the current deadline to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

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We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated a business combination by October 31, 2020 (or December 31, 2020 if we enter into a definitive agreement for a business combination by October 31, 2020), we will automatically wind up, dissolve and liquidate starting on October 31, 2020 (or December 31, 2020 as applicable).

There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the trust account as a result of its ownership of the Insider Shares or the Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time it has to complete a business combination until the Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Exchange Act and its public units, Ordinary Shares, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $66.54 million that was in the trust account as of September 28, 2020. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 6,008,694 of our public shares) following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to US$100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

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You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provide that the Company has until October 31, 2020 (or December 31, 2020 if we have executed a definitive agreement for a business combination by December 31, 2020) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we are currently in discussions regarding business combination opportunities, and have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with our prospective target but our Board currently believes that there will not be sufficient time before October 31, 2020 to enter into a definitive agreement for the business combination or before December 31, 2020 to complete a business combination even if the Company has executed a definitive agreement for the business combination by October 31, 2020. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our shareholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021).

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

●	(i) 2,700,000 Insider Shares (the initial 2,875,000 were purchased for $25,000; however, 175,000 Insider Shares were forfeited by our initial shareholders in connection with the partial exercise of the underwriters’ over-allotment option in the IPO) and (ii) 395,000 private units (purchased for approximately $3.95 million).

●	In order to finance transaction costs in connection with an initial business combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $500,000 of notes may be converted upon consummation of an initial business combination into private units at a price of $10.00 per unit. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.

●	The fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, B. Luke Weil, Executive Chairman of our Board, has agreed to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of our IPO not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver agreement; and

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●	The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the shareholder meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the trust account including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Daylight Time on October 26, 2020 (two business days before the Special Meeting), you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Daylight Time on October 26, 2020 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Daylight Time on October 26, 2020 (two business days before the Special Meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholders tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholders who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such interest which may be used for working capital obligations, including any necessary dissolution or liquidation expenses), divided by the number of then outstanding public shares. Based upon the current amount in the trust account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.24 at the time of the Special Meeting. The closing price of the Ordinary Shares on September 28, 2020 was $10.24. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving the same amount of cash for each share as if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Daylight Time on October 26, 2020 (two business days before the Special Meeting). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the Special Meeting as described above.

Required Vote

The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least two-thirds of the Ordinary Shares entitled to vote and which are present (in person online or by proxy) at the Special Meeting and which voted on the Extension Amendment Proposal. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the record date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,095,000 Ordinary Shares, representing approximately 32.3% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the trust account.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

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THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of Ordinary Shares present in person online or represented by proxy at the Special Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal.

Required Vote

The affirmative vote of not less than a majority of the Company’s shares present (in person online or by proxy) and voting on the Adjournment Proposal at the Special Meeting will be required to approve the Adjournment Proposal, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal. Abstentions will have no effect with respect to approval of this proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of September 28, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

●	each of our executive officers and directors that beneficially owns Ordinary Shares; and

●	all our executive officers and directors as a group.

As of September 28, 2020, there were a total of 9,591,904 Ordinary Shares (including 6,496,904 public shares). Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

		Amount and	Approximate
		Nature of	Percentage of
		Beneficial	Outstanding
Name and Address of Beneficial Owner (1)		Ownership	Ordinary Shares
Julio A. Torres	(2)	201,981	2.11%
Mauricio Orellana	(3)	180,490	1.88%
Marjorie Hernandez	(4)	160,436	1.67%
B. Luke Weil	(5)	2,113,637	22.04%
Matthew S. N. Kibble		5,000	*
David Schulhof		50,249	*
Walter M. Schenker	(6)	34,450	*
Roman Raju		—	—
All directors and executive officers as a group (eight individuals)		2,746,243	28.63%
Hudson Bay Capital Management LP	(7)	990,000	10.32%
Boothbay Absolute Return Strategies LP	(8)	536,078	5.59%
Glazer Capital, LLC	(9)	1,253,700	13.10%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is Calle 113 # 7-45 Torre B, Oficina 1012, Bogotá, Colombia.
(2)	Includes 55,784 insider shares held by Andina Equity LLC, of which Mr. Torres is a member and which will vest in full in Mr. Torres only upon the happening of certain events. Also includes 69,688 insider shares held by Mr. Torres which will vest in Mr. Torres only if he remains affiliated with our company at the time of our initial business combination.
(3)	Includes 49,909 insider shares held by Andina Equity LLC, of which Mr. Orellana is a member and which will vest in full in Mr. Orellana only upon the happening of certain events. Also includes 62,703 insider shares held by Mr. Orellana which will vest in Mr. Orellana only if he remains affiliated with our company at the time of our initial business combination.
(4)	Includes 44,307 insider shares held by Andina Equity LLC, of which Ms. Hernandez is a member and which will vest in in full in Ms. Hernandez only upon the happening of certain events. Also includes 55,328 insider shares held by Ms. Hernandez which will vest in Ms. Hernandez only if she remains affiliated with our company at the time of our initial business combination.
(5)	Includes 598,957 shares held by LWEH3 LLC, a limited liability company controlled by Mr. Weil. Does not include the vesting shares referred to in footnotes 2, 3 and 4 above. Mr. Weil may have a right to some or all of such shares if they do not vest in the individuals as indicated therein.
(6)	Includes 34,450 shares held by MAZ Partners L.P., a limited partnership controlled by Mr. Schenker. Mr. Schenker disclaims beneficial ownership of the securities reported hereby except to the extent of his pecuniary interest therein.
(7)	According to a Schedule 13G filed with the SEC on January 31, 2020, Hudson Bay Capital Management LP, which serves as the investment manager to Hudson Bay Master Fund Ltd., which controls Tech Opportunities LLC, in whose name the securities reported are held, may be deemed to be the beneficial owner of all ordinary shares underlying the securities held by Tech Opportunities LLC. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. The principal business address of each beneficial owner is 777 Third Avenue, 30 Floor, New York, NY 10017.
(8)	According to a Schedule 13G filed with the SEC on August 17, 2020, the shares are held by Boothbay Absolute Return Strategies LP, a Delaware limited partnership (the “Fund”), which is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all shares held by the Fund. Ari Glass is the Managing Member of the Adviser. The principal business address of each beneficial owner is 140 East 45th Street, 14th Floor, New York, NY 10017.
(9)	According to a Schedule 13G filed with the SEC on September 10, 2020, the shares are held by certain funds and managed accounts to which Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), serves as investment manager (collectively, the “Glazer Funds”). Paul J. Glazer serves as the Managing Member of Glazer Capital. The principal business address of each beneficial owner is 250 West 55th Street, Suite 30A, New York, New York 10019.

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SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the year 2020 annual meeting, you need to provide it to the Company in a reasonable time before we print and send our proxy materials for our 2020 annual meeting. Shareholder proposals for the 2020 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2020 annual meeting. Under Cayman Islands law and our Amended and Restated Memorandum and Articles of Association, the Board is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is in writing made by shareholders who are together entitled to exercise 10% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, the Board has discretion as to whether or not such request should be included.

If the Extension Amendment Proposal is not approved, there will be no annual meeting in 2020.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth above.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement, to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at Andina Acquisition Corp. III, Calle 113 #7-45 Torre B, Oficina 1012, Bogotá, Colombia or (646) 565-3861, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers call (203) 658-9400

Email: ANDA.infor@morrowsodali.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Andina Acquisition Corp. III

Calle 113 #7-45 Torre B, Oficina 1012

Bogotá, Colombia

(646) 565-3861

If you are a shareholder of the Company and would like to request documents, please do so by October 18, 2020, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED SECOND AMENDMENT

TO THE

MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ANDINA ACQUISITION CORP. III

[                    ], 2020

Andina Acquisition Corp. III, a Cayman Island exempted company (the “Company”), DOES HEREBY CERTIFY AS FOLLOWS:

1. Section 48.5 of the Amended and Restated Memorandum and Articles of Association is hereby amended and restated in full as follows:

“

(a)	the Company does not consummate a Business Combination by January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021), or such later time as the Members of the Company may approve in accordance with the Articles, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company to pay its tax obligations and less up to US$100,000 of interest the Company may use for working capital obligations, including any necessary dissolution or liquidation expenses, divided by the number of then issued Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and its board of Directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law; and

(b)	any amendment is made to this Article that would affect the substance or timing of the Company’s obligation to redeem 100 per cent of the Public Shares if the Company has not consummated an initial Business Combination by January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021), each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund not previously released to the Company (net of taxes payable), divided by the number of then issued Public Shares.”

III A-1

IN WITNESS WHEREOF, Andina Acquisition Corp. III has caused this Amended and Restated Memorandum and Articles of Association to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

ANDINA ACQUISITION CORP. III

By:	/s/ Julio Torres
Name:	Julio Torres
Title:	Chief Executive Officer

III A-2

ANDINA ACQUISITION CORP. III

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

October 28, 2020

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [●], 2020, in connection with the Special Meeting of shareholders to be held at 10 a.m. Eastern Time on October 28, 2020 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Julio Torres and Mauricio Orellana, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all Ordinary Shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on October 28, 2020:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.	Please mark votes as indicated in this example	[X]

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from October 31, 2020 (or December 31, 2020 if the Company has executed a definitive agreement for a business combination by October 31, 2020) to January 31, 2021 (or April 30, 2021 if the Company has executed a definitive agreement for a business combination by January 31, 2021)	[ ]	[ ]	[ ]

Proposal 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting of shareholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	[ ]	[ ]	[ ]

Date: _______________________________________, 2020

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.